UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Slam Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF SLAM CORP.

55 Hudson Yards

47th Floor, Suite C

New York, NY 10001

Dear Shareholders of Slam Corp.:

You are cordially invited to attend (in person or by proxy) the 2023 annual general meeting of Slam Corp. (the “Company”) to be held on Friday, June 23, 2023 at 9:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, New York, NY 10022, and virtually via the Internet at https://www.cstproxy.com/slamcorp/am2023, (the “Annual General Meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to attend the meeting virtually via the Internet at https://www.cstproxy.com/slamcorp/am2023. The accompanying proxy statement is dated May 31, 2023.

The Annual General Meeting will be conducted via live webcast, but the physical location of the Annual General Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Annual General Meeting in person, you must reserve your attendance at least two business days in advance of the Annual General Meeting by contacting Slam’s Chief Financial Officer, Joseph Taeid, at jtaeid@slamcorp.com by 9:00 a.m., Eastern Time, on June 21, 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/slamcorp/am2023.

The Annual General Meeting is being held to consider and vote upon the following proposals:

1.

as an ordinary resolution of the holders of the Class B ordinary shares, par value $0.0001 per share, of the Company (the “founder shares” or “Class B Ordinary Shares”), to re-appoint Mr. Himanshu Gulati and Mr. Alex Rodriguez as Class I directors on the Company’s board of directors to serve until the 2026 annual general meeting, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal (the “Director Election Proposal”);

2.

as an ordinary resolution, to ratify the selection by our audit committee of WithumSmith+Brown, P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);

3.

as an ordinary resolution, to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting; and

4.	to transact such other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement, which you are encouraged to read carefully in its entirety.

Approval of the Director Election Proposal requires an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law and our amended and restated memorandum and articles of association (the “Charter”), being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Prior to our initial business combination, only holders of our Class B Ordinary Shares will have the right to vote on the appointment of directors. Holders of our public shares will not be entitled to vote on the appointment of directors during such time. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of at least a simple majority of the votes cast by the holders of the outstanding Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) and Class B Ordinary Shares (together with the Class A Ordinary Shares, the “Ordinary Shares”) who are present in person or represented by proxy and vote thereon at the Annual General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE (I) “FOR” THE DIRECTOR ELECTION PROPOSAL, (II) “FOR” THE AUDITOR RATIFICATION PROPOSAL AND (III) “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.

Our board of directors has fixed the close of business on May 22, 2023 (the “Record Date”), as the record date for the Annual General Meeting. Only shareholders of record on the Record Date are entitled to notice of and to vote at the Annual General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

All of our shareholders are cordially invited to attend the Annual General Meeting via the Internet at https://www.cstproxy.com/slamcorp/am2023. To ensure your representation at the Annual General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. You may revoke your proxy card at any time prior to the Annual General Meeting. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Annual General Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Annual General Meeting for a more complete statement of matters to be considered at the Annual General Meeting.

If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC (“Morrow”), our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing SLAM.info@investor.morrowsodali.com.

Sincerely,

/s/ Himanshu Gulati
Himanshu Gulati Chairman of the Board of Directors May 31, 2023

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals presented.

The accompanying proxy statement is dated May 31, 2023 and is first being mailed to shareholders on or about that date.

IMPORTANT

Whether or not you expect to attend the Annual General Meeting, you are respectfully requested by our Board of Directors to complete, sign, date and return the enclosed proxy card promptly, or follow the instructions contained in the proxy card or voting instructions provided by your bank, broker or other nominee. If you grant a proxy, you may revoke it at any time prior to the Annual General Meeting.

PLEASE NOTE: If your shares are held in “street name,” your broker, bank, custodian, or other nominee holder cannot vote your shares on “non-routine” matters, such as the Director Election Proposal and the Adjournment Proposal (defined below) unless you direct the nominee holder how to vote by following the instructions contained on the voting instruction form provided by your broker, bank, custodian or other nominee.

Slam Corp.

55 Hudson Yards

47th Floor, Suite C

New York, NY 10001

NOTICE OF THE 2023 ANNUAL GENERAL MEETING

TO BE HELD JUNE 23, 2023

To the Shareholders of Slam Corp:

NOTICE IS HEREBY GIVEN that the 2023 annual general meeting (the “Annual General Meeting”) of Slam Corp., a Cayman Islands exempted company (the “Company”), will be held on Friday, June 23, 2023 at 9:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, New York, NY 10022, and virtually via the Internet at https://www.cstproxy.com/slamcorp/am2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to attend the meeting virtually.

The Annual General Meeting will be conducted via live webcast, but the physical location of the Annual General Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Annual General Meeting in person, you must reserve your attendance at least two business days in advance of the Annual General Meeting by contacting Slam’s Chief Financial Officer, Joseph Taeid, at jtaeid@slamcorp.com by 9:00 a.m., Eastern Time, on June 21, 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/slamcorp/am2023.

The Annual General Meeting will be held to consider and vote upon the following proposals:

1.

as an ordinary resolution of the holders of the Class B ordinary shares, par value $0.0001 per share, of the Company (the “founder shares” or “Class B Ordinary Shares”), to re-appoint Mr. Himanshu Gulati and Mr. Alex Rodriguez as Class I directors on the Company’s board of directors to serve until the 2026 annual general meeting, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal (the “Director Election Proposal”);

2.

as an ordinary resolution, to ratify the selection by our audit committee of WithumSmith+Brown, P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);

3.

as an ordinary resolution, to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting; and

4.	to transact such other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement, which you are encouraged to read carefully in its entirety. Notwithstanding the order in which the proposals are set out herein, the Company may put the proposals to the Annual General Meeting in such order as it may determine.

The full text of the resolutions to be voted on is as follows:

Proposal No. 1 - Director Election Proposal

“RESOLVED, as an ordinary resolution of the holders of the Class B Ordinary Shares of the Company, that each of Mr. Himanshu Gulati and Mr. Alex Rodriguez be re-appointed as a Class I director on the Company’s board of directors to serve until the 2026 annual general meeting of the Company, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal.”

Proposal No. 2 - Auditor Ratification Proposal

“RESOLVED, as an ordinary resolution, that the appointment of WithumSmith+Brown, P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 be ratified, approved and confirmed in all respects.”

Proposal No. 3 - Adjournment Proposal

“RESOLVED, as an ordinary resolution, that the adjournment of the annual general meeting to a later time, date and place to be determined by the chairman of the annual general meeting be and is hereby authorized and approved.”

Approval of the Director Election Proposal requires an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law and our amended and restated memorandum and articles of association (the “Charter”), being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Class B Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Prior to our initial business combination, only holders of our Class B Ordinary Shares will have the right to vote on the appointment of directors. Holders of our public shares will not be entitled to vote on the appointment of directors during such time. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) and Class B Ordinary Shares (together with the Class A Ordinary Shares, the “Ordinary Shares”) who are present in person or represented by proxy and vote thereon at the Annual General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting.

Only shareholders of record of the Company as of the close of business on May 22, 2023, are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote; provided that only holders of the Class B Ordinary Shares have the right to vote on the Director Election Proposal. On the record date, there were 39,710,163 Ordinary Shares issued and outstanding, including 25,335,163 Class A Ordinary Shares (that were initially sold as part of the IPO) and 14,375,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits shareholders unable to attend the Annual General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing, signing, dating and returning your proxy card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by our board of directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual General Meeting by following the instructions included in this proxy statement and on the proxy card. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Annual General Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting.

Whether or not you plan to attend the Annual General Meeting, it is strongly recommended that you complete, sign, date and return your proxy card before the Annual General Meeting date to ensure that your shares will be represented and voted at the Annual General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing SLAM.info@investor.morrowsodali.com.

By Order of our Board of Directors,

/s/ Himanshu Gulati
Himanshu Gulati Chairman of the Board of Directors May 31, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING TO BE HELD ON JUNE 23, 2023

This Notice of Annual General Meeting and Proxy Statement, our Annual Report on Form 10-K for the period ended December 31, 2022 and our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, the quarter ended September 30, 2022 and the quarter ended June 30, 2022 are available at

https://www.cstproxy.com/slamcorp/am2023.

i

SLAM CORP.

PROXY STATEMENT

FOR THE 2023 ANNUAL GENERAL MEETING

To Be Held at 9:00 a.m. Eastern Time on Friday, June 23, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the 2023 annual general meeting of Slam Corp., a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), and any postponements or adjournments thereof (the “Annual General Meeting”). The Annual General Meeting will be held on Friday, June 23, 2023 at 9:00 a.m. Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, New York, NY 10022, and virtually via the Internet at https://www.cstproxy.com/slamcorp/am2023. Shareholders are encouraged to attend the meeting virtually.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Annual General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our directors’ or executive officers’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “shall,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements herein may include, for example, statements about:

•	our ability to select an appropriate target business or businesses;

•	our ability to consummate our initial business combination;

•	our expectations around the performance of a prospective target business or businesses;

•	our success in retaining or recruiting, or changes required in, our executive officers, key employees or directors following our initial business combination;

•	our directors and executive officers allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•	our potential ability to obtain additional financing to consummate our initial business combination;

•	our pool of prospective target businesses;

•	our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic;

•	the ability of our directors and executive officers to generate a number of potential business combination opportunities;

•	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•	the Trust Account not being subject to claims of third parties; or

•	our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), including but not limited to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL GENERAL MEETING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Charter (defined below). The presence, in person or by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares (defined below) entitled to vote at the Annual General Meeting constitutes a quorum. Proxies that are signed and dated but marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the Director Election Proposal and the Adjournment Proposal (defined below).

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Himanshu Gulati and Chetan Bansal have been designated as proxies by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described below. If any matters not described in this proxy statement are properly presented at the Annual General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual General Meeting is adjourned, the proxy holders can vote the shares on the new Annual General Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Who will solicit and pay the cost of soliciting proxies for the Annual General Meeting?

Our board of directors is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Morrow a fee of $7,500, plus disbursements, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

What matters am I voting on?

Holders of Class B ordinary shares, par value $0.0001 per share (the “founder shares” or “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) will be voting on the following proposal.

1.	Director Election Proposal: To re-appoint Mr. Himanshu Gulati and Mr. Alex Rodriguez as Class I directors on the Company’s board of directors to serve until the 2026 annual general meeting, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal (the “Director Election Proposal”).

Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will be voting on the following proposals.

2.

Auditor Ratification Proposal: To ratify the appointment of WithumSmith+Brown, P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”).

3.

Adjournment Proposal: To approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting.

When and where will the Annual General Meeting be held?

The Annual General Meeting will be held at 9:00 a.m. Eastern Time, on June 23, 2023, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, New York, NY 10022, and virtually via live webcast online at https://www.cstproxy.com/slamcorp/am2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to attend the meeting virtually. The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/slamcorp/am2023 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

How does our board of directors recommend that I vote on these proposals?

Our board of directors recommends a vote:

•	“FOR” the re-appointment of Mr. Himanshu Gulati and Mr. Alex Rodriguez as Class I directors;

•	“FOR” the ratification of the appointment of WithumSmith+Brown, P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023; and

•	“FOR” the Adjournment Proposal, if presented.

Who is entitled to vote?

Holders of our Ordinary Shares as of the close of business on May 22, 2023, the record date, are entitled to vote at the Annual General Meeting. As of the record date, there were 39,710,163 Ordinary Shares issued and outstanding, consisting of 25,335,163 Class A Ordinary Shares and 14,375,000 Class B Ordinary Shares. In deciding all matters at the Annual General Meeting, each shareholder will be entitled to one vote for each Ordinary Share held by them on the record date; provided that only holders of the Class B Ordinary Shares have the right to vote on the Director Election Proposal. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders at the Annual General Meeting except (i) as required by law and (ii) with respect to the Director Election Proposal. We do not have cumulative voting rights for the appointment of directors, which only holders of the Class B Ordinary Shares have the right to vote on. Slam Sponsor LLC (the “Sponsor”), our executive officers, our directors and other initial shareholders (collectively, the “Initial Shareholders”) collectively own all of our issued and outstanding founder shares, constituting approximately 36.2% of our issued and outstanding Ordinary Shares.

Registered Shareholders. If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual General Meeting.

Street Name Shareholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Annual General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “beneficial owners” or “street name shareholders.”

How do I vote?

Registered Shareholders. If you are a holder of record of Ordinary Shares on the record date for the Annual General Meeting, you may vote in person at the Annual General Meeting or by submitting a proxy for the Annual General Meeting.

Voting by Proxy. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. By signing, dating and returning the proxy card, you are authorizing the individual(s) named on the proxy card to vote your shares at the Annual General Meeting in the manner you indicate. You are encouraged to complete, sign, date and return the proxy card even if you plan to attend the Annual General Meeting so that your shares will be represented and voted if you are unable to attend the Annual General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please complete, sign, date and return all proxy cards to ensure that all of your shares are voted. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Annual General Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Annual General Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Annual General Meeting or whether the Director Election Proposal (if applicable), the Auditor Ratification Proposal or Adjournment Proposal (as the case may be) is approved by the requisite votes.

Voting in Person. If you attend the Annual General Meeting and plan to vote in person at the offices of Kirkland & Ellis LLP, you will be provided with a ballot at the Annual General Meeting.

Voting Electronically. You may attend and vote at the Annual General Meeting by visiting https://www.cstproxy.com/slamcorp/am2023 and entering the control number found on your proxy card.

Street name shareholders. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

How do I attend the Annual General Meeting via live audio webcast?

If you are a registered shareholder, you will receive a proxy card which contains instructions on how to attend the Annual General Meeting via live audio webcast including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the Annual General Meeting starting June 16, 2023 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by visiting https://www.cstproxy.com/slamcorp/am2023 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Annual General Meeting. At the start of the Annual General Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Annual General Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or nominee, you will need to contact Continental to receive a control number. If you plan to vote at the Annual General Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, Continental will issue you a guest control number with proof of ownership. In either case, you must contact Continental for specific instructions on how to receive the control number. Continental can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada) and when prompted enter the conference ID number: 6891056#. Please note that you will not be able to vote or ask questions at the Annual General Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Annual General Meeting will also be made available.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely instructions?

Brokerage firms and other intermediaries holding our shares in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely instructions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of WithumSmith+Brown, P.C. Your broker will not have discretion to vote on the re-appointment of Mr. Himanshu Gulati and Mr. Alex Rodriguez as Class I directors or the Adjournment Proposal, which are each “non-routine” matters, absent direction from you.

How many votes are needed for approval of each proposal?

•

Proposal No. 1—Director Election Proposal: The re-appointment of the Class I directors must be approved by an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law and our amended and restated memorandum and articles of association (the “Charter”), being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Class B Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

•

Proposal No. 2—Auditor Ratification Proposal: The ratification of the appointment of WithumSmith+Brown, P.C. requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding

Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.

•

Proposal No. 3—Adjournment Proposal: The approval of the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal, which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting, requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Annual General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

How do the Company’s insiders intend to vote their shares?

The Initial Shareholders collectively have the right to vote approximately 36.2% of the Company’s issued and outstanding Ordinary Shares and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders.

Can I change my vote after I have mailed my signed proxy card?

Yes. Shareholders may send a later-dated, signed proxy card to the Company’s board of directors at 55 Hudson Yards, 47th Floor, Suite C, New York, NY 10001, so that it is received prior to the vote at the Annual General Meeting (which is scheduled to take place on June 23, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s board of directors, which must be received prior to the vote at the Annual General Meeting. Shareholders may also attend the Annual General Meeting in person, revoke their proxy and vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Voting on all resolutions at the Annual General Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. At the Annual General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the relevant proposal is approved, and any Ordinary Shares which are not voted at the Annual General Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Where will I be able to find the voting results of the Annual General Meeting?

We will announce preliminary voting results at the Annual General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Are there any appraisal, dissenters’ or similar rights for dissenting shareholders?

Our Charter does not provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Annual General Meeting. Shareholders do not have dissenters’ rights in connection with any of the proposals to be voted upon at the Annual General Meeting under Cayman Islands law.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

What is the deadline to propose actions for consideration at next year’s annual general meeting or to nominate individuals to serve as directors?

Our Charter provides for advance notice procedures with respect to shareholder proposals and the nomination of candidates for appointment as directors, other than nominations made by or at the direction of our board of directors or a committee of our board of directors. In order for any matter to be properly brought before an annual general meeting, a shareholder will have to comply with advance notice requirements. Generally, to be timely, a shareholder notice must be received at our principal executive offices not less than 120 calendar days prior to the date of our proxy statement released to shareholders in connection with the prior year’s annual general meeting or, if we did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of directors with such deadline being a reasonable time before we begin to print and send our related proxy materials.

Who can help answer my questions?

If you have questions about the Annual General Meeting or the proposals, or if you need additional copies of the proxy statement, our Annual Report (defined below) or the enclosed proxy card you should contact:

Slam Corp.

55 Hudson Yards 47th Floor

New York, NY 10001

Attn: Himanshu Gulati

Telephone: (646) 762-8580

Email: hgulati@antaracapital.com

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: SLAM.info@investor.morrowsodali.com

THE ANNUAL GENERAL MEETING

Date, Time, Place and Purpose of the Annual General Meeting

The Annual General Meeting will be held on Friday, June 23, 2023 at 9:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, New York, NY 10022, and virtually via the Internet at https://www.cstproxy.com/slamcorp/am2023, to consider and vote upon the proposals to be put to the Annual General Meeting. Shareholders are encouraged to attend the meeting virtually.

At the Annual General Meeting, the holders of Class B Ordinary Shares will be asked to consider and vote upon the following proposal.

1.

Director Election Proposal: An ordinary resolution of the holders of Class B Ordinary Shares, to re-appoint Mr. Himanshu Gulati and Mr. Alex Rodriguez as Class I directors on the Company’s board of directors to serve until the 2026 annual general meeting, until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal (the “Director Election Proposal”).

At the Annual General Meeting, the holders of Class A Ordinary Shares and the holders of Class B Ordinary Shares will be asked to consider and vote upon the following proposals.

2.

Auditor Ratification Proposal: An ordinary resolution to ratify the appointment of WithumSmith+Brown, P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”).

3.

Adjournment Proposal: An ordinary resolution to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on May 22, 2023, the “record date,” are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote; provided that only holders of the Class B Ordinary Shares have the right to vote on the Director Election Proposal. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 39,710,163 Ordinary Shares issued and outstanding, including 25,335,163 Class A Ordinary Shares (that were initially sold as part of the IPO) and 14,375,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Charter. The presence, in person or by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Annual General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the re-appointment of Mr. Himanshu Gulati and Mr. Alex Rodriguez as Class I directors and the Adjournment Proposal.

Votes Required

•

Proposal No. 1—Director Election Proposal: The re-appointment of the Class I directors must be approved by an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Class B Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

•

Proposal No. 2—Auditor Ratification Proposal: The ratification of the appointment of WithumSmith+Brown, P.C. requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.

•

Proposal No. 3—Adjournment Proposal: The approval of the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal, which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting, requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting.

If you do not want any of the proposals to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Annual General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Voting

Our board of directors is asking for your proxy. By signing, dating and returning the proxy card, you are authorizing the individual(s) named on the proxy card to vote your shares at the Annual General Meeting in the manner you indicate. You may vote for, against or withhold your vote for the proposal or you may abstain from voting. All valid proxies received will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual General Meeting.

You can vote your Ordinary Shares at the Annual General Meeting in person or by proxy. If you attend the Annual General Meeting and plan to vote in person at the offices of the Company, you will be provided with a ballot at the Annual General Meeting. You may also attend and vote at the Annual General Meeting by visiting https://www.cstproxy.com/slamcorp/am2023 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the re-appointment of Mr. Himanshu Gulati and Mr. Alex Rodriguez and the Adjournment Proposal.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali LLC (“Morrow”), at (800) 662-5200 or by sending a letter to 333 Ludlow Street 5th Floor, South Tower, Stamford, CT 06902, or by emailing SLAM.info@investor.morrowsodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company’s board of directors at 55 Hudson Yards, 47th Floor, Suite C, New York, NY 10001, so that it is received prior to the vote at the Annual General Meeting (which is scheduled to take place on June 23, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s board of directors, which must be received prior to the vote at the Annual General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Annual General Meeting

The Annual General Meeting will be held at 9:00 a.m. Eastern Time, on Friday, June 23, 2023, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and virtually via live webcast online at https://www.cstproxy.com/slamcorp/am2023. Shareholders are encouraged to attend the meeting virtually. The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/slamcorp/am2023 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

Solicitation of Proxies

The Company is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Morrow a fee of $7,500, plus disbursements, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Morrow at:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: SLAM.info@investor.morrowsodali.com

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Appraisal and Dissenters’ Rights

Our Charter does not provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Annual General Meeting. Shareholders do not have dissenters’ rights in connection with any of the proposals to be voted upon at the Annual General Meeting under Cayman Islands law.

Other Business

Our board of directors does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 55 Hudson Yards, 47th Floor, Suite C, New York, NY 10001. Our telephone number is (646) 762-8580. Our corporate website address is https://www.slamcorp.com/about/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently composed of seven members. Four of our directors are independent within the meaning of the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”).

Our board of directors is divided into three classes, with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term.

The following table sets forth the names, ages as of May 31, 2023, and certain other information for the Class I directors, both of whom are nominees for appointment as director at the Annual General Meeting and the Class II and III directors, all of whom are continuing members of our board of directors:

Name	Class	Age	Position	Director Since	Current Term Expiring	Expiration of Term for which Nominated
Directors/Nominees
Alex Rodriguez	I	47	Chief Executive Officer and Director	2021	2023	2026
Himanshu Gulati	I	43	Chairman and Director	2020	2023	2026
Chetan Bansal	II	49	Chief Development Officer and Director	2021	2024	—
Reggie Hudlin(2)	III	61	Director	2021	2025	—
Desiree Gruber(1)(2)	II	55	Director	2021	2024	—
Alex Zyngier(1)	III	53	Director	2023	2025	—
Lisa Harrington(1)(2)	III	55	Director	2023	2025	—

(1)	Member of our audit committee
(2)	Member of our compensation committee

Nominees for Class I Directors

Alex Rodriguez, our Chief Executive Officer and member of our board of directors, founded A-Rod Corp in 2003, purchasing a duplex apartment building on the theory that investing his MLB earnings wisely would protect him from the kinds of financial struggles that afflict too many professional athletes. While best known during his baseball career as one of the world’s greatest athletes (a 14-time MLB All-Star and a 2009 World Series Champion with the New York Yankees), Mr. Rodriguez now leads a team of experts who aim to build high-growth businesses and enhance the value of more than 30 companies in the A-Rod Corp portfolio. Mr. Rodriguez invests in world-class startups and partners with leading global companies in a variety of industries. While he racked up extraordinary statistics on the field, Mr. Rodriguez simultaneously assembled an impressive team at A-Rod Corp, bought apartment units across the southeastern United States, and built a fully integrated real estate and development company. Following his success in real estate, Mr. Rodriguez has invested in a variety of sectors where he has expertise, including sports, wellness, media and entertainment and technology. He looks for long-term opportunities to not only provide financial capital but also employ his operational expertise and unique global perspective. Mr. Rodriguez is an Emmy Award-winning MLB analyst for Fox Sports and ESPN. Mr. Rodriguez has been a judge and investor on ABC’s Shark Tank, mentored financially distressed ex-athletes on CNBC’s Back in the Game, and currently co-hosts the podcast The Corp with Barstool Sports’ Dan Katz, interviewing chief executive officers, entrepreneurs and sports legends. Committed to creating opportunities for young people to succeed, Mr. Rodriguez serves on the Board of Directors of the Boys and Girls Clubs of Miami-Dade and the Boards of Trustees of the University of Miami and The Paley Center for Media.

We believe Mr. Rodriguez’s broad investment experience makes him well-qualified to serve as a member of our board of directors.

Himanshu Gulati, our Chairman and member of our board of directors, founded Antara in March 2018 and serves as Managing Partner and Chief Investment Officer. Prior to Antara, from February 2015 to January 2018, Mr. Gulati was the Head of U.S. Distressed Credit and Special Situations at Man GLG where he launched the GLG Select Opportunities Strategy in February 2015. During his tenure at Man GLG, Mr. Gulati was also a member of the GLG Risk Committee. Before joining Man Group, Mr. Gulati spent nine years at Perry Capital from April 2006 to January 2015, most recently as Managing Partner responsible for distressed securities and event/catalyst equities. Prior to his tenure at Perry Capital, from July 2005 to March 2006, Mr. Gulati was a distressed credit analyst at Rockview Capital, a credit hedge fund. Prior to his time at Rockview Capital, Mr. Gulati worked in investment banking within leveraged finance at Merrill Lynch from September 2003 to June 2005 and began his career in the accounting division of Goldman Sachs from July 2001 to August 2003. Mr. Gulati earned a Bachelor of Science in Finance from Binghamton University.

We believe Mr. Gulati’s broad investment experience makes him well-qualified to serve as a member of our board of directors.

Continuing Class II Directors

Chetan Bansal, our Chief Development Officer and member of our board of directors, has served as Partner and Co-Head of Investment Research at Antara since March 2020. Mr. Bansal has 25 years of experience as a private market investor. Mr. Bansal specializes in providing capital and advice to early-stage, hyper-growth companies in varying capacities, including as a board member, minority owner and strategic investor. In addition, Mr. Bansal has significant experience investing in public market special situations, bankruptcies, stressed high-yield credit and levered equities. Prior to Antara, Mr. Bansal was Managing Director and Head of Illiquid Credit Solutions Group at BTIG from January 2019 to February 2020. Before joining BTIG, Mr. Bansal managed his family office from December 2017 to December 2018. Prior to that, Mr. Bansal co-managed a proprietary investment portfolio at Jefferies from January 2015 to September 2017. Prior to Jefferies, Mr. Bansal was a Director of Research at Citigroup, in its Distressed Debt Trading Group, from August 2008 to April 2012. Prior to Citigroup, Mr. Bansal spent six years in Silicon Valley, including four years at Cisco Systems in the Business Development Group from September 2001 to 2005, where he was charged with venture investments and strategic acquisitions. During his time at Crown Capital Partners from 1997 to 1999, Mr. Bansal wrote the business plan for Fresh Direct, a successful online grocer based in New York City, and sat on the boards of Cisco Systems Strategic India Counsel from 2003 to 2004, and board observer seats at Plaxo Inc from 2004 to 2005, which was acquired in 2008 by Comcast and CXO Systems from 2003 to 2004, which was acquired in 2004 by Cisco Systems. Mr. Bansal’s growth-stage equity investments include Via-On-Demand-Transit, an advanced micro-mobility company and SentinelOne, a cyber-security technology company. Mr. Bansal earned a Masters in Business Administration from the University of Chicago, Booth School of Business and a Bachelor of Arts in Computer Science from Northwestern University.

We believe Mr. Bansal’s broad investment experience makes him well-qualified to serve as a member of our board of directors.

Desiree Gruber serves on our board of directors. Ms. Gruber, a Peabody Award-winner, founded Full Picture, a brand accelerator, content production, communications, and consulting services company in 1999 and currently serves as Chief Executive Officer. As a notable entrepreneur, business strategist, and venture capitalist, Ms. Gruber co-founded the Project Runway television series in 2004 and co-founded Diagonal Ventures (“DGNL”) in 2016 with a goal to create real opportunities for women to achieve measurable success. DGNL invests in and architects transformational deals across the consumer, technology, and media spectrum in order to establish a legacy of female empowerment. Ms. Gruber also sits on the Board of Directors of The Beauty Health Company (NASDAQ:SKIN). Additionally, Ms. Gruber advises Anthos Capital, Pharrell Williams’ Something in the Water, and Chegg (NYSE:CHGG). A lifelong advocate for a more equitable and inclusive world, Ms. Gruber proudly serves on the boards of UNICEF USA, Tech:NYC, and God’s Love We Deliver.

We believe Ms. Gruber’s broad executive experience makes her well-qualified to serve as a member of our board of directors.

Continuing Class III Directors

Reggie Hudlin serves on our board of directors. Mr. Hudlin founded Hudlin Entertainment in 1997, where he currently serves as President. While Mr. Hudlin is best known for his creative involvement as a director, producer or screenwriter in Django Unchained, Marshall, Safety and Sidney and the writer behind the Black Panther comic book series, Mr. Hudlin has become a prominent businessman in the entertainment industry. In 2005, Mr. Hudlin became the first President of Entertainment for Black Entertainment Television until his departure in 2008. Mr. Hudlin is currently a co-owner of Milestone Media, which was founded in 1993. Committed to creating opportunities for the youth and underprivileged communities, Mr. Hudlin sits on the board of the UCLA School of Theater, Film and Television and has been honored by the NAACP, The American Civil Liberties Union, The United Negro College Fund, The African American Film Critics Association, and many more venerable organizations. Mr. Hudlin is a graduate of Harvard College.

We believe Mr. Hudlin’s broad executive experience makes him well-qualified to serve as a member of our board of directors.

Alexandre Zyngier serves on our board of directors. Mr. Zyngier has been the Managing Director of Batuta Advisors, a firm that pursues high return investment and advisory opportunities in the distressed and turnaround sectors, since founding it in August 2013. Mr. Zyngier has over 205 years of investment, strategy, and operating experience. He is currently Chairman of the Board of EVO Transportation & Energy Services, Inc., a Director of Atari SA, COFINA Corporation, Schmitt Industries Inc. and of certain other private entities. Before starting Batuta Advisors, Mr. Zyngier was a portfolio manager at Alden Global Capital, investing in public and private opportunities. Mr. Zyngier has also worked as a portfolio manager at Goldman Sachs & Co. and Deutsche Bank Co. Additionally, Mr. Zyngier was a strategy consultant at McKinsey & Company and a technical brand manager at Procter & Gamble. Mr. Zyngier holds an MBA in Finance and Accounting from the University of Chicago and a BS in Chemical Engineering from UNICAMP in Brazil.

We believe Mr. Zyngier’s broad investment experience makes him well-qualified to serve as a member of our board of directors.

Lisa Harrington serves on our board of directors. Ms. Harrington has served as a director of Iron Horse Acquisitions Company since November 23, 2021. She served as the Chief Legal Officer and Corporate Secretary at Viant Technology (Nasdaq: DSP) until 2022, General Counsel and Corporate Secretary at ChromaDex Corp. (Nasdaq: CDXC) until 2021 and Special Counsel at Cooley LLP from 2018 until 2020. In addition, her prior experience includes General Counsel and Secretary positions with ASICS, Surf Airlines, NBCUniversal/Comcast, and UNUM Insurance. Ms. Harrington holds a B.A. in Political Science from UCLA and a J.D. from the University of Southern California Gould School of Law.

We believe Ms. Harrington’s public company experience makes her well qualified to serve as a member of our board of directors.

Director Independence

The Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors determined that a majority of our board of directors, consisting of Desiree Gruber, Reggie Hudlin, Alexandre Zyngier and Lisa Harrington, are “independent directors” as defined in the Nasdaq listing standards. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Controlled Company Status

Until the completion of our initial business combination, only holders of our founder shares will have the right to vote on the appointment of directors. As a result, we are a “controlled company” within the meaning of the Nasdaq corporate governance standards. Under the Nasdaq corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements. We have not utilized, and do not intend to utilize, these exemptions and intend to comply with the corporate governance requirements of the Nasdaq, subject to applicable phase-in rules. However, we may determine in the future to utilize some or all of these exemptions.

Board Leadership Structure and Role in Risk Oversight

Although we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we currently have a different person serving in each such role—Mr. Gulati is our Chairman and Mr. Rodriguez is our Chief Executive Officer. The decision whether to combine or separate these positions depends on what our board of directors deems to be in the long-term interest of shareholders in light of prevailing circumstances. Our board of directors has deemed the current leadership structure to be appropriate given the Company’s limited business purpose of effecting an initial business combination. Our board of directors believes the Company is well served by the current leadership structure. Our board of directors is actively involved in overseeing our risk oversight processes. Our board of directors focuses on our general risk oversight strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to our board of directors include consideration of the challenges and risks of our business, and our board and management actively engage in discussions on these topics. In addition, each of our board’s committees considers risk within its area of responsibility. For example, the audit committee provides oversight of legal and compliance matters and assesses the adequacy of our risk-related internal controls.

Board Meetings and Committees

During the fiscal year ended December 31, 2022, our board of directors held 12 meetings, the audit committee held 10 meetings and the compensation committee held no meetings.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual general meetings of shareholders, we encourage, but do not require, our directors to attend.

Our board of directors has established an audit committee and a compensation committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors.

Audit Committee

We have established an audit committee of the board of directors. Ms. Gruber, Mr. Zyngier and Ms. Harrington serve on our audit committee. Our board of directors determined that Ms. Gruber, Mr. Zyngier and Ms. Harrington are independent under the Nasdaq listing standards and applicable SEC rules. Mr. Zyngier serves as the Chairman of the audit committee.

Under the Nasdaq listing standards and applicable SEC rules, all the directors on the audit committee must be independent. Each member of the audit committee is financially literate, and our board of directors determined that Mr. Zyngier qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The audit committee is responsible for:

•	meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•	monitoring the independence of the independent registered public accounting firm;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•	appointing or replacing the independent registered public accounting firm;

•

determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•

monitoring compliance on a quarterly basis with the terms of the initial public offering and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of the initial public offering; and

•

reviewing and approving all payments made to our existing shareholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

Compensation Committee

We have established a compensation committee of our board of directors. The members of our compensation committee are Ms. Harrington, Mr. Hudlin and Ms. Gruber, and Ms. Harrington serves as chairperson of the compensation committee.

Under the Nasdaq listing standards, we are required to have a compensation committee composed entirely of independent directors. Our board of directors has determined that Ms. Harrington, Mr. Hudlin and Ms. Gruber are independent. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s, Chief Financial Officer’s and President’s compensation, evaluating our Chief Executive Officer’s and Chief Financial Officer’s and President’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer and Chief Financial Officer and President based on such evaluation;

•	reviewing and approving the compensation of all of our other Section 16 executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and/or annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement, to the extent required; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser.

However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating Committee

We established a nominating committee of our board of directors. The members of our nominating committee will be Mr. Hudlin and Ms. Gruber, and Mr. Hudlin will serve as chairman of the nominating committee. Under the Nasdaq listing standards, we are required to have a nominating committee composed entirely of independent directors. Our board of directors determined that Mr. Hudlin and Ms. Gruber are independent.

The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

The guidelines for selecting nominees, which is specified in a charter adopted by us, generally provides that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

•

should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Communications with our Board of Directors

Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors, and mailing the correspondence to Slam Corp., 55 Hudson Yards, 47th Floor, Suite C, New York, NY 10001. Each communication should set forth (i) the name and address of the shareholder, as it appears on our books, and if the shares are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares that are owned of record by the record holder and beneficially by the beneficial owner. Our management, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the Chairman of our board of directors.

Executive Officer and Director Compensation

None of our executive officers or directors have received any cash compensation for services rendered to the Company. Until consummation of an initial business combination, the Company will pay our Sponsor or an affiliate an aggregate fee of $10,000 per month for office space and secretarial and administrative services. However, this arrangement is solely for the benefit of the Company and is not intended to provide any of our directors or executive officers with compensation in lieu of a salary.

In addition, in January 2021, our Sponsor transferred 30,000 founder shares to each of the Company’s five independent directors, with an aggregate grant date fair value per independent director of $60. On March 11, 2022, a member of our board of directors resigned his position and subsequently transferred 30,000 shares back to our Sponsor. On March 11, 2022 a newly appointed director received 10,000 Class B Shares with an aggregate grant date fair value of $10,000. On February 2, 2023, another member of our board of directors resigned her position and subsequently transferred back to our Sponsor the 21,000 founder shares she previously received from our Sponsor in connection with his service on the board. On February 2, 2023, the Sponsor transferred 10,000 Class B Ordinary Shares to Alex Zyngier in connection with his appointment to the board of directors. Additionally, on April 25, 2023, another director resigned her position and transferred back to the Sponsor 5,000 Class B Ordinary Shares. Also on April 25, 2023 the Sponsor transferred 10,000 Class B Ordinary Shares to Lisa Harrington in connection with her appointment to the board of directors.

Our audit committee reviews on a quarterly basis all payments that were made by us to our Sponsor, any director or executive officer or their respective affiliates. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities or on our behalf in connection with identifying and consummating an initial business combination.

After the completion of our initial business combination, directors and executive officers who remain with us may be paid consulting or management fees from the combined company. All of these fees will be described, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or executive officers. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-transaction business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that our directors or executive officers maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our directors and executive officers may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business, but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our directors or executive officers that provide for benefits upon termination of employment.

In the event an initial business combination is consummated, we expect the combined company to develop an executive compensation program that is designed to align compensation with the combined company’s business objectives and the creation of shareholder value, while enabling the combined company to attract, motivate and retain individuals who contribute to the long-term success of the combined company. We anticipate that decisions regarding executive compensation would reflect our belief that the executive compensation program must be competitive in order to attract and retain executive officers of the combined company.

Legal Proceedings

None.

Periodic Reporting and Audited Financial Statements

The Company has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, the Company’s annual reports contain financial statements audited and reported on by the Company’s independent registered public accounting firm. The Company has most recently filed with the SEC its Quarterly Report on Form 10-Q, as amended, covering the quarter ended March 31, 2023.

PROPOSAL NO. 1

DIRECTOR ELECTION PROPOSAL

Our board of directors is currently composed of seven members. At the Annual General Meeting, we are asking the holders of the Class B Ordinary Shares of the Company to re-elect two Class I directors for a three-year term. Each director’s term continues until the appointment and qualification of his or her successor, or such director’s earlier death, resignation, retirement, disqualification or removal.

Nominees

Our independent directors have recommended, and our board of directors has approved, both Mr. Himanshu Gulati and Mr. Alex Rodriguez as nominees for re-appointment as Class I directors on our board of directors at the Annual General Meeting. If re-appointed, both Mr. Himanshu Gulati and Mr. Alex Rodriguez will serve as a director until the 2026 annual general meeting, until a successor is duly appointed and qualified, or until their earlier death, resignation or removal. Mr. Himanshu Gulati and Mr. Alex Rodriguez are currently directors of the Company. For information concerning the nominees, please see the section titled “Board of Directors, Executive Officers and Corporate Governance.”

If you are a shareholder of record of Class B Ordinary Shares and you sign and date your proxy card but do not give instructions with respect to the voting on the Director Election Proposal, your shares will be voted “FOR” the re-appointment of Mr. Himanshu Gulati and Mr. Alex Rodriguez; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual General Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a street name shareholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares un-voted on this matter.

Vote Required

The re-appointment of the Class I directors must be approved by an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law and the Charter, being the affirmative vote of a majority of the votes cast by the holders of the outstanding Class B Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution of the holders of the Class B Ordinary Shares of the Company, that each of Mr. Himanshu Gulati and Mr. Alex Rodriguez be re-appointed as a Class I director on the Company’s board of directors to serve until the 2026 annual general meeting of the Company, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE

NOMINEES NAMED ABOVE AND DIRECTOR ELECTION PROPOSAL.

PROPOSAL NO. 2

AUDITOR RATIFICATION PROPOSAL

We are asking the shareholders to ratify by ordinary resolution the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our audit committee may reconsider the selection of WithumSmith+Brown, PC as our independent registered public accounting firm.

WithumSmith+Brown, PC served as the independent registered public accounting firm of the Company for the fiscal years ended December 31, 2022 and December 31, 2021. Representatives of WithumSmith+Brown, PC are expected to be present at the Annual General Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If our shareholders do not ratify the appointment of WithumSmith+Brown, PC, our board of directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

Fees for professional services provided by our independent registered public accounting firm since inception include:

	For the Fiscal Year ended December 31, 2022	For the Period ended December 31, 2021
Audit fees(1)	$74,000	$149,000
Audit-related fees(2)	$—	$—
Tax fees(3)	$4,000	$0
All other fees	$—	$—
Total fees	$78,000	$149,000

(1)

Audit fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)

Audit-related fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)	Tax fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, tax advice and financial and tax due diligence.

Auditor Independence

During the fiscal year ended December 31, 2022 and the period ended December 31, 2021, there were no other professional services provided by WithumSmith+Brown, PC, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of WithumSmith+Brown, PC.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the audit committee charter.

Vote Required

The ratification of the appointment of WithumSmith+Brown, P.C. requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the appointment of WithumSmith+Brown, P.C., as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 be ratified, approved and confirmed in all respects.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN, PC, AND THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed our audited financial statements with management and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the audit committee has received the written disclosures from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Submitted by:

Audit Committee of our Board of Directors

Alex Zyngier
Desiree Gruber
Lisa Harrington

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

PROPOSAL NO. 3

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the Annual General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal. The Adjournment Proposal will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board of directors may not be able to adjourn the Annual General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal.

Vote Required

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the annual general meeting to a later time, date and place to be determined by the chairman of the annual general meeting be and is hereby authorized and approved.”

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of May 31, 2023, with respect to our Ordinary Shares held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

•	each of our directors and executive officers that beneficially owns Ordinary Shares; and

•	all our directors and executive officers as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to the Ordinary Shares beneficially owned by them. The following table does not reflect beneficial ownership of the private placement warrants or the public warrants included in the units offered in the IPO as these warrants are not exercisable within 60 days of the date hereof.

Unless otherwise noted, the beneficial ownership of our Class A Ordinary Shares and Class B Ordinary Shares is based on 39,710,163 Ordinary Shares issued and outstanding as of May 31, 2023, consisting of 25,335,163 Class A Ordinary Shares and 14,375,000 Class B Ordinary Shares.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Ordinary Shares(2)
Directors and Executive Officers
Alex Rodriguez	—		—
Himanshu Gulati	—		—
Kelly Laferriere	30,000		*
Chetan Bansal	—		—
Joseph Taeid	—		—
Reggie Hudlin	30,000		*
Desiree Gruber	30,000		*
Alexander Zyngier	10,000		*
Lisa Harrington	10,000		*
Barbara Byrne(3)	9,000
Ann Berry(4)	5,000
All directors and executive officers of the Company as a group (nine individuals)(5)	110,000		*
5% Shareholders
Slam Sponsor LLC (our Sponsor)(6)(7)(8)	14,215,000	(7)	35.80%
Glazer Capital, LLC(9)	5,704,548		14.37%
Corbin Capital Partners, L.P.(10)	4,500,000		11.33%
Bank of Montreal(11)	2,934,030		7.39%
First Trust Merger Arbitrage Fund(12)	3,958,076		9.97%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of our shareholders is 55 Hudson Yards, 47th Floor, New York, NY 10001.
(2)

Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of the consummation of our initial business combination.

(3)	Ms. Byrne resigned from the board of directors on February 2, 2023. In connection with her resignation, Ms. Byrne retained ownership of 9,000 Class B Ordinary Shares.

(4)	Ms. Berry resigned from the board of directors on April 25, 2023. In connection with her resignation, Ms. Berry retained ownership of 5,000 Class B Ordinary Shares.
(5)	Figure does not include an aggregate of 30,000 shares issued to our special advisor.
(6)

Our sponsor is controlled by a board of managers consisting of Alex Rodriguez, Himanshu Gulati, Kelly Laferriere and Chetan Bansal, none of whom exercise voting or dispositive power with respect to the Class B ordinary shares alone or are deemed to have beneficial ownership.

(7)

On February 2, 2023, the Sponsor sold 10,000 Class B ordinary shares to Alex Zyngier for $10,000, or approximately $1.00 per share, in connection with Mr. Zyngier’s appointment to the board of directors of the Company.

(8)

On April 25, 2023, the Sponsor sold 10,000 Class B ordinary shares to Lisa Harrington for $10,000, or approximately $1.00 per share, in connection with Ms. Harrington’s appointment to the board of directors of the Company.

(9)

The securities reported herein are held by certain funds and accounts to which Glazer Capital, LLC, a Delaware limited liability company (“Glazer”), serves as investment manager, Mr. Paul J. Glazer serves as the Managing Member of Glazer, based solely on Amendment No. 1 to the Schedule 13G filed by Glazer with the SEC on February 14, 2022 (the “Glazer 13G”). The business address of Glazer Capital, LLC is 250 West 55th Street, Suite 30A, New York, New York 10019.

(10)

The securities reported herein are held by Corbin Capital Partners, L.P., a Delaware limited partnership (“Corbin LP”) and Corbin Capital Partners GP, LLC, a Delaware limited liability company (“Corbin GP”), based solely on the Schedule 13G/A filed by Corbin LP with the SEC on February 14, 2023 (the “Corbin 13G/A”). The Corbin 13G/A indicates that Corbin LP and Corbin GP are the beneficial owners of 4,500,000 Class A ordinary shares. The business address of Corbin LP and Corbin GP is 590 Madison Avenue, 31st Floor, New York, NY 10022.

(11)

The securities reported herein are held by Bank of Montreal, a Canadian investment back and financial services company (“BoM”), Bank of Montreal Holding Inc. (“BMHI”), BMO Nesbitt Burns Holdings Corporation (“BNBHC”), BMO Nesbitt Burns Inc. (“BNBI”), Bank of Montreal, New York Branch (“BoM NY”), Bank of Montreal Capital Markets (Holdings) Limited (“BMCMH”) and BMO Capital Markets Limited (“BCML”) based solely on the Schedule 13G filed by BoM with the SEC on February 6, 2023 (the “BoM 13G”). The BoM 13G indicates that BoM is the beneficial owner of 2,934,030 Class A ordinary shares. The business address of BoM is 100 King Street West, 21st Floor, Toronto, Ontario, M5X 1A1, Canada.

(12)

The securities reported herein are held by First Trust Capital Management L.P. (“FTCM”) based solely on the Schedule 13G filed by First Trust Merger Arbitrage Fund (“VARBX”) with the SEC on February 14, 2023 (the “FTCM 13G”). The FTCM 13G indicates that FTCM is the beneficial owner 3,958,076 Class A ordinary shares. The business address of FTCM is 500 Fifth Avenue, New York, NY 10110.

Our Initial Shareholders beneficially own approximately 36.2% of our issued and outstanding Ordinary Shares. Because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Charter and approval of significant corporate transactions.

The founder shares, private placement warrants and any Class A Ordinary Shares issued upon conversion or exercise thereof are each subject to transfer restrictions pursuant to lock-up provisions in the agreement entered into by our sponsor and management team. Our initial shareholders have agreed not to transfer, assign or sell any of their founder shares until the earliest of (A) one year after the completion of our initial business combination and (B) subsequent to our initial business combination, (x) if the closing price of our Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their Class A Ordinary Shares for cash, securities or other property. The private placement warrants and the respective Class A Ordinary Shares underlying such warrants are not transferable or salable until 30 days after the completion of our initial business combination. The foregoing restrictions are not applicable to transfers (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any members or partners of our sponsor or their affiliates, any affiliates of our sponsor, or any employees of such affiliates; (b) in the case of an individual, by gift to a member of one of the individual’s immediate family, any estate planning vehicle or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with any forward purchase agreement or similar arrangement or in connection with the consummation of a business combination at prices no greater than the price at which the founder shares, private placement warrants or originally purchased; (f) pro rata distributions from our sponsor to its members, partners, or shareholders pursuant to our sponsor’s operating agreement; (g) by virtue of our sponsor’s organizational documents upon liquidation or dissolution of our sponsor; (h) to the Company for no value for cancellation in connection with the consummation of our initial business combination; (i) in the event of our liquidation prior to the completion of our initial business combination; or (j) in the event of our completion of a liquidation, merger, share exchange, reorganization or other similar transaction which results in all of our public shareholders having the right to exchange their Class A Ordinary Shares for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that in the case of clauses (a) through (g) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the letter agreement.

RELATED PARTY TRANSACTIONS

Founder Shares

On December 31, 2020, our Sponsor paid an aggregate of $25,000 for certain expenses on behalf of the Company in exchange for issuance of 14,375,000 Class B Ordinary Shares (the “Founder Shares”). In January 2021, the Sponsor transferred an aggregate of 120,000 Founder Shares to the independent directors, 30,000 Founder Shares to an officer of the company and 30,000 Founder Shares to the Company’s special advisor. The Sponsor agreed to forfeit up to an aggregate of 1,875,000 Founder Shares to the extent that the option to purchase additional Units was not exercised in full by the underwriters, so that the Founder Shares would represent 20% of the Company’s issued and outstanding shares after our initial public offering. On February 25, 2021, the underwriter fully exercised its over-allotment option; thus, these 1,875,000 Founder Shares were no longer subject to forfeiture.

Our Initial Shareholders agreed not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the initial business combination or earlier if, subsequent to the initial business combination, the closing price of the Class A Ordinary Share equals or exceeds $12.00 per share (as adjusted for share sub-divisions, capitalization of shares, share dividends, rights issuances, subdivisions reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, and (B) the date following the completion of the initial business combination on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A Ordinary Shares for cash, securities or other property.

Private Placement Warrants

Simultaneously with the closing of our initial public offering, the Company consummated the Private Placement of 11,333,333 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant with the Sponsor, generating gross proceeds of $17.0 million.

Each whole Private Placement Warrant is exercisable for one whole Class A Ordinary Share at a price of $11.50 per share. A portion of the proceeds from the sale of the Private Placement Warrants to the Sponsor was added to the proceeds from our initial public offering held in the Trust Account. If the Company does not complete a business combination by the Termination Date, the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable except as described in this Report and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

The Sponsor, subject to limited exceptions, has agreed not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial business combination.

Related Party Loans

On November 30, 2021, the Company issued an unsecured promissory note (the “2021 Note”) in the principal amount of $400,000 to the Sponsor. The 2021 Note does not bear interest and is repayable in full upon consummation of a business combination. If the Company does not complete a business combination, the 2021 Note shall not be repaid and all amounts owed under it will be forgiven. Upon the consummation of a business combination, the Sponsor shall have the option, but not the obligation, to convert the principal balance of the 2021 Note, in whole or in part, into private placement warrants at a price of $1.50 per private placement warrant. The 2021 Note is subject to customary events of default, the occurrence of which automatically trigger the unpaid principal balance of the 2021 Note and all other sums payable with regard to the 2021 Note becoming immediately due and payable.

The 2021 Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

In addition, in order to fund working capital deficiencies or finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a business combination, the Company may repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans may be repaid only out of funds held outside the Trust Account. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the lenders’ discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants of the post business combination entity at a price of $1.50 per warrant. The warrants would be identical to the Private Placement Warrants. On April 6, 2022, May 31, 2022 and August 31, 2022, the Sponsor agreed to loan the Company $150,000, $120,000 and $150,000, respectively, for working capital purposes each of which may be converted into additional private placement warrants, at an exercise price of $1.50 per warrant. On December 28, 2022, the Company issued a working capital loan under an unsecured promissory note in the principal amount of up to $654,000 to our sponsor which may be converted by the lenders at their option into additional private placement warrants, at an exercise price of $1.50 per warrant. On February 23, 2023 the Company issued an unsecured promissory note in the amount of $10,447,000 to our Sponsor. On May 26, 2023 the Company issued an unsecured promissory note in the amount of $700,000 to our Sponsor. The notes do not bear interest and are repayable in full upon consummation of the Company’s initial business combination. As of May 26, 2023, December 31, 2022, and December 31, 2021 there were $6,2221,000, $1,474,000 and $400,000 such loan amounts outstanding. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans.

Administrative Support Agreement

Commencing on the date that the Company’s securities were first listed on Nasdaq through the earlier of the Company’s consummation of a business combination and its liquidation, the Company agreed to pay the Sponsor or an affiliate of the Sponsor $10,000 per month for office space, utilities, secretarial and administrative and shared personnel support services provided to members of the Management, pursuant to an administrative support agreement.

In addition, the Sponsor, officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The audit committee reviews on a quarterly basis all payments that were made by the Company to the Sponsor, officers or directors, or the Company’s or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the Trust Account.

Policy for Approval of Related Party Transactions

The audit committee of our board of directors adopted a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee shall be provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “SEC FILINGS” at https://www.slamcorp.com/about/. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual General Meeting, you should contact the Company at the following address and telephone number:

Slam Corp.

55 Hudson Yards,

47th Floor, Suite C

New York, NY

10001 (646) 762-8580

Attn: Himanshu Gulati

Email: hgulati@antaracapital.com

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Individuals, please call toll-free: (800) 662-5200

Banks and brokerages, please call: (203) 658-9400

Email: SLAM.info@investor.morrowsodali.com

If you are a shareholder of the Company and would like to request documents, please do so by June 12, 2023 (one week prior to the Annual General Meeting), in order to receive them before the Annual General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

OTHER MATTERS

Fiscal Year 2022 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2022, are included in our Annual Report on Form 10-K, filed with the SEC on March 29, 2023 (our “Annual Report”). This proxy statement and our Annual Report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Slam Corp., 55 Hudson Yards, 47th Floor, Suite C, New York, NY 10001.

SHAREHOLDER PROPOSALS

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, our Charter provides that to be timely, a shareholder notice must be received at our principal executive offices not less than 120 calendar days prior to the date of our proxy statement released to shareholders in connection with the prior year’s annual general meeting or, if we did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of directors with such deadline being a reasonable time before we begin to print and send our related proxy materials.

The Board is aware of no other matter that may be brought before the annual meeting.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if it believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of Slam’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of Slam’s disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Slam Corp., 55 Hudson Yards Avenue, 47th Floor, Suite C, New York, NY 10001, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

* * *

Our board of directors does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to complete, sign, date and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
May 31, 2023

Slam Corp.

55 Hudson Yards, 47th Floor, Suite C

New York, New York 10001

ANNUAL GENERAL MEETING

OF SLAM CORP.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL GENERAL MEETING

TO BE HELD ON JUNE 23, 2023.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May 31, 2023, in connection with the annual general meeting (the “Annual General Meeting”) of Slam Corp. (the “Company”) to be held at 9:00 a.m. Eastern Time on June 23, 2023, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, and hereby appoints Himanshu Gulati and Chetan Bansal, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3.

(Continued and to be marked, dated and signed on reverse side)
Please mark vote as indicated in this example	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3.

Proposal No. 1—Director Election Proposal—RESOLVED, as an ordinary resolution of the holders of the Class B Ordinary Shares of the Company, that each of Mr. Himanshu Gulati and Mr. Alex Rodriguez be re-appointed as a Class I director on the Company’s board of directors to serve until the 2026 annual general meeting of the Company, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2—Auditor Ratification Proposal—RESOLVED, as an ordinary resolution, that the appointment of WithumSmith+Brown, P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 be ratified, approved and confirmed in all respects.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3—Adjournment Proposal—RESOLVED, as an ordinary resolution, that the adjournment of the annual general meeting to a later time, date and place to be determined by the chairman of the annual general meeting be and is hereby authorized and approved.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:                     , 2023

(Signature)
(Signature if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.